UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 29, 2005

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Item 5.02 is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Principal Financial Officer

     (b) On June 29, 2005, the Company announced that Loren M. Starr, the Company’s Senior Vice President and Chief Financial Officer, will resign as Chief Financial Officer and principal financial officer of the Company effective as of June 29, 2005.

     In conjunction with his resignation, the Company entered into a Transition Agreement dated as of June 29, 2005 (attached hereto as Exhibit 10.1) with Mr. Starr, resulting in the termination of Mr. Starr’s Employment Agreement and Change in Control Agreement (see Exhibits 10.2 and 10.3) except for certain indemnification rights. Under the terms of the Transition Agreement, Mr. Starr shall be entitled to a severance payment of $3,175,000 and certain other benefits including participation in welfare benefit plans for a period of 36 months.

     A copy of the Transition Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Appointment of Principal Financial Officer

     (c) On June 29, 2005, the Company announced the appointment of David R. Martin as Chief Financial Officer of the Company, in addition to his current position as Executive Vice President of Finance. Mr. Martin will assume the role of principal financial officer of the Company and report to the Company’s Chairman and Chief Executive Officer, Steven L. Scheid. The terms of Mr. Martin’s employment and his Term Sheet (Exhibit 10.4) are described in the Company’s Current Report on Form 8-K dated June 7, 2005 (File No. 001-15253) and are hereby incorporated by reference.

     Mr. Martin, age 48, has 24 years experience in corporate finance, most recently as senior vice president of finance at Charles Schwab & Co., Inc. During his six years at Schwab, he also served as the company’s treasurer and as senior vice president in charge of planning and analysis and retail finance.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Transition Agreement by and between Janus Capital Group Inc. and Loren M. Starr dated as of June 29, 2005

10.2	Employment Agreement by and between Janus Capital Group Inc. and Loren M. Starr dated as of January 1, 2003, is hereby incorporated by reference from Exhibit 10.35 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 001-15253)

10.3	Change of Control Agreement by and between Janus Capital Group Inc. and Loren M. Starr dated as of February 10, 2003, is hereby incorporated by reference from Exhibit 10.29 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 001-15253)

10.4	Term Sheet setting forth the terms of employment of David R. Martin, is hereby incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 7, 2005 (File No. 001-15253)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.
June 29, 2005	By:	/s/ Gregory A. Frost
Gregory A. Frost
Senior Vice President and Controller

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EXHIBIT INDEX

Exhibit No.	Document
10.1	Transition Agreement by and between Janus Capital Group Inc. and Loren M. Starr dated as of June 29, 2005

10.2	Employment Agreement by and between Janus Capital Group Inc. and Loren M. Starr dated as of January 1, 2003, is hereby incorporated by reference from Exhibit 10.35 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 001-15253)

10.3	Change of Control Agreement by and between Janus Capital Group Inc. and Loren M. Starr dated as of February 10, 2003, is hereby incorporated by reference from Exhibit 10.29 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 001-15253)

10.4	Term Sheet setting forth the terms of employment of David R. Martin, is hereby incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 7, 2005 (File No. 001-15253)

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